UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2015

Electronic Cigarettes International Group, Ltd.

(Exact name of registrant as specified in its charter)

Nevada	000-52745	98-0534859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 Ironwood Drive, Grand Rapids, MI 49534

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (616) 384-3272

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

10% Convertible Notes Financing

On February 4, 2015, Electronic Cigarettes International Group, Ltd. (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an accredited investor (the “Purchaser”), pursuant to which the Company agreed to issue and the Purchaser agreed to purchase, 5% Original Issue Discount Convertible Promissory Notes (the “10% Convertible Notes”). Pursuant to the Securities Purchase Agreement, the Company issued to the Purchaser $263,157.89 principal amount of 10% Convertible Notes for gross proceeds to the Company of $250,000, before deducting placement agent fees and other expenses.

The 10% Convertible Notes are due nine months from the date of issuance (the “Maturity Date”), less any amounts converted or redeemed prior to the Maturity Date, and accrue interest at an annual rate of 10% on the aggregate unconverted and outstanding principal amount, payable in cash or, should the Company’s common stock be listed on a national exchange, in common stock, on the first day of each calendar month. Beginning on the sixth month after the original issue date and continuing on each of the following three successive months thereafter, the Company is obligated to pay 1/4 of the face amount of the 10% Convertible Notes and accrued interest, which, at the Company’s option, may be paid in cash or, subject to the Company complying with certain conditions, in common stock with each share of common stock being converted at a price that is equal to 75% of the average of the two lowest traded prices of the Company’s common stock for the 20 consecutive trading days immediately prior to such payment date.

The 10% Convertible Notes may be converted, in whole or in part, into shares of common stock at the option of the holder at any time and from time to time. The shares of common stock issuable upon conversion of the 10% Convertible Notes shall equal: (i) the principal amount of the Note to be converted divided by (ii) a conversion price of $0.14, as adjusted from time to time. The conversion price is subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances. Additionally, should the Company issue any equity at, or should the exercise or conversion price of any previously issued option, warrant convertible security be adjusted to a purchase price that is less than the current conversion price, the conversion price will be adjusted to such lower purchase price, with certain limited exceptions.

The 10% Convertible Note may be prepaid in whole or in part at any time upon ten (10) days written notice to the Purchaser for 120% of outstanding principal and accrued interest. At any time, within thirty (30) days of the Company’s common stock being listed on a national exchange, the holders of the 10% Convertible Notes may “put” to the Company all or any part of the 10% Convertible Notes, which the Company must purchase within ten (10) days of such notice for 105% of the then outstanding principal amount and interest.

For twelve (12) months from the execution of the Securities Purchase Agreement, if the Company or any of its subsidiaries issue any securities subsequent to the issuance of the 10% Convertible Notes, other than any issuance through a public underwritten offering or to an investor or a group of investors that already own common stock or any securities that entitle the holder thereof to acquire at any time our common stock, the Purchaser shall have the right to participate in such subsequent financing in an amount up to 100% of the Purchaser’s subscription amount in the 10% Convertible Notes on the same terms, conditions and price provided for in such subsequent financing.

The foregoing descriptions of the terms of the Securities Purchase Agreement and 10% Convertible Notes are qualified in their entirety by reference to the provisions of the agreements filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K, which are incorporated by reference herein.

12% Convertible Notes Financing

On February 4, 2015 the Company completed the third closing of a private offering to an accredited investor (the “Purchaser”), pursuant to which the Company issued and the Purchaser purchased, $263,157.89 principal amount of 5% Original Issue Discount Convertible Promissory Notes (the “12% Convertible Notes”) for gross proceeds to the Company of $250,000, before deducting placement agent fees and other expenses, as required by the Securities Purchase Agreement entered into between the Company and the Purchaser on December 23, 2014, as previously disclosed on the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on December 29, 2014.

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The foregoing descriptions of the terms of the Securities Purchase Agreement and 12% Convertible Notes are qualified in their entirety by reference to the provisions of the agreements filed as Exhibits 10.1 and 4.1, respectively, to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on December 29, 2014, which are incorporated by reference herein.

Item 3.02        Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The sale and the issuance of the 10% Convertible Notes and 12% Convertible Notes were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”).  We made this determination based on the representations of each Purchaser which included, in pertinent part, that each such Purchaser was (a) an “accredited investor” within the meaning of Rule 501 of Regulation D or (b) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and upon such further representations from each Purchaser that (i) such Purchaser is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) the Purchaser agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) the Purchaser has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (iv) the Purchaser had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (v) the Purchaser has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

Item 9.01        Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	10% Convertible Promissory Note
10.1	Securities Purchase Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2015		ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD.
	By:	/s/ Philip Anderson
Name: Philip Anderson Title: Chief Financial Officer